UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23679

TAX-FREE HIGH GRADE PORTFOLIO TARGET MATURITY FUND

FOR PUERTO RICO RESIDENTS, INC.

(Exact name of registrant as specified in charter)

American International Plaza Building - Tenth Floor

250 Muñoz Rivera Avenue

San Juan, Puerto Rico 00918

(Address of principal executive offices)(Zip code)

Liana Loyola

Secretary

American International Plaza Building - Tenth Floor

250 Muñoz Rivera Avenue

San Juan, Puerto Rico 00918

(Name and Address of Agent for Service)

Copies to:

Jesse C. Kean Carla G. Teodoro Sidley Austin LLP 787 Seventh Avenue New York, NY 10019	Owen Meacham UBS Business Solutions US LLC One North Wacker Drive Chicago, IL 60606

Registrant’s telephone number, including area code: (787) 250-3600

Date of fiscal year end: June 30

Date of reporting period: July 1, 2023 - December 31, 2023

Item 1: Report to Shareholders.

(a)  The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”).

TAX-FREE HIGH GRADE PORTFOLIO TARGET MATURITY FUND FOR PUERTO RICO RESIDENTS, INC.

2023 SEMI-ANNUAL REPORT

LETTER TO SHAREHOLDERS

January 31, 2024

Dear Shareholders:

Tax-Free High Grade Portfolio Target Maturity Fund for Puerto Rico Residents , Inc. (the “Fund”) is pleased to present this Letter to Shareholders for the period from July 1, 2023 to December 31, 2023.

The Federal Reserve Board (the “Fed”) raised the Fed funds rate a total of 0.25% during the six-month reporting period. This was slower than the increase of 4.00% during calendar year 2022. The Fed funds rate closed the period at 5.25% to 5.50%.

The Fed did not raise the Fed funds rate at any of the last three meetings of the year. Rates were unchanged at the September, November, and December 2023 meetings. The Fed statement after the December meeting cited a moderation in job gains and easing of inflation. However, the Fed indicated that job gains remained strong, and inflation remained elevated and above the Fed’s long-term target.

The summary of economic projections of the Fed Board members published after the December meeting disclosed lowered projections for interest rates and inflation in 2024 and 2025. Market participants reacted positively to the projections. Many participants now expect the Fed is done raising rates and a rate cut cycle could commence in 2024.

After trading briefly at a yield of 5% during October 2023, the yield on the 10-year Treasury Note dropped during November and December. It closed the period at 3.88%. The 2-year Treasury Note also rallied in yield to close at 4.25%. The yield curve remains inverted.

Municipal rates rallied; long-term municipal bond yields decreased approximately 1.30% in November and December. Major U.S. equity indexes also rallied, closing at or near all-time highs. The best performing index in 2023 was the technology heavy Nasdaq 100.

Geopolitical risks remain elevated. The Russia-Ukraine war remains at a standstill. The risk of the Israel-Hamas conflict extending to the region is a concern. Shipping lanes in the Red Sea have been affected by attacks on commercial ships, prompting major companies to re-route their fleets, raising shipping costs and lengthening delivery times. The recent military intervention on targets in Yemen by a coalition led by the U.S. and the U.K. and the response from Iran backed militia has increased the odds of a spill-over of hostilities across the region.

The combination of continued higher inflation, an inverted yield curve, the timing of the end of the tightening cycle, and elevated geopolitical risks continue to present a challenging environment for the management of the Fund. Notwithstanding, the Investment Adviser remains committed to seeking investment opportunities within the allowed parameters while providing professional management services to the Fund for the benefit of its shareholders.

Sincerely,

Leslie Highley, Jr.

Managing Director

UBS Asset Managers of Puerto Rico,

a division of UBS Trust Company of

Puerto Rico, as Investment Adviser

This letter is intended to assist shareholders in understanding how the Fund performed during the six-month period ended December 31, 2023. The views and opinions in the letter were current as of January 31, 2024. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors, and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

REGISTRATION UNDER THE INVESTMENT COMPANY ACT OF 1940

The Fund is a corporation organized under the laws of the Commonwealth of Puerto Rico (“Puerto Rico”) and is registered as a closed-end investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), as of May 14, 2021. Prior thereto, the Fund was registered under the Puerto Rico Investment Companies Act of 1954, as amended.

On May 24, 2018, the Economic Growth, Regulatory Relief, and Consumer Protection Act (Pub. L. No. 115-174) was signed into law and amended the 1940 Act to repeal the exemption from its registration of investment companies created under the laws of Puerto Rico, the U.S. Virgin Islands, or any other U.S. possession under Section 6(a)(1) thereof. The repeal of the exemption took effect on May 24, 2021. Upon registration under the 1940 Act, the Fund must now register its future offerings of securities under the Securities Act of 1933, as amended (the “1933 Act”), absent an available exception. The Fund has suspended the trading of its securities and issuance of Tax-Exempt Secured Obligations (“TSOs”) pending registration under the 1933 Act.

FUND PERFORMANCE

The following table shows the Fund’s performance for the period from July 1, 2023, to December 31, 2023:

Six-Month Period

Based on market price	(8.27)%
Based on net asset value	5.06%

Past performance is not predictive of future results. Performance calculations do not reflect any deduction of taxes that a shareholder may have to pay on Fund distributions or any commissions payable on the sale of Fund shares.

The Fund’s principal distributions commenced on February 4, 2015. Distributions made during prior years amounted to $139,567,535, representing a total of $3.34 per share. The net asset value and market price for Fund shares were reduced by these amounts. For the period from July 1, 2023, to December 31, 2023, there were no capital distributions. The Fund’s remaining principal for distribution as of December 31, 2023, amounts to $6.66. To the extent capital losses realized by the Fund on dispositions of securities are not offset by capital gains realized in the same or in subsequent years, there is no assurance that the Fund will be able to return the remaining principal by December 31, 2032.

The following table provides summary data on the Fund’s dividends, net asset value (“NAV”), and market price as of period-end:

Dividend yield-based on market at period-end		2.98%
Dividend yield based on NAV at period-end		1.73%

NAV as of December 31, 2023	$5.30
Market Price as of December 31, 2023	$3.07
Premium (discount) to NAV	(42.1%)

The Fund seeks to pay monthly dividends out of its net investment income. To permit the Fund to maintain a more stable monthly dividend, the Fund may pay dividends that are more or less than the amount of net income earned during the period. The Fund dividends during the period were paid from current net investment income plus $31,000 from prior periods.

The Fund’s investment portfolio is comprised of various security classes. UBS Asset Managers of Puerto Rico, a division of UBS Trust Company of Puerto Rico (the “Investment Adviser”) considers numerous characteristics of each asset class, to meet the Fund’s investment objective. Many securities in which the Fund invests have call dates prior to maturity. The final maturities of the portfolio are included in the Schedule of Investments that forms part of the accompanying Semi-Annual Financial Statements.

Figure 1 below reflects the breakdown of the investment portfolio as of December 31, 2023. For details of the security categories below, please refer to the enclosed Schedule of Investments.

The majority of the Puerto Rico security holdings are Mortgage-Backed Securities issued and guaranteed by U.S. agencies or municipal bonds and other exempt obligations collateralized with U.S. agency Mortgage-Backed Securities (collectively the “MBS”). The MBS representing 13.05% of the portfolio, continue to pay down as they approach maturity. The valuation of the MBS increased during the period.

Approximately 2% of the Fund is invested in the Puerto Rico Sales Tax Financing Corporation Bonds (“COFINA”) exchanged in February 2019. The valuation of the COFINA bonds increased during the period. COFINA sales tax collections have increased in Fiscal 2023-2024 versus last year. The COFINA collection report as of January 5, 2024, reported a 6.5% increase in sales and use tax (IVU) collections versus last year. The debt service reserve for fiscal year 2023-2024 was fully funded during October 2023.

The Fund’s U.S. holdings, the largest component of the Fund’s total portfolio, are comprised of U.S. agencies and U.S. municipal bonds representing 37.75% and 46.77%, respectively, of the portfolio. Both the U.S. agencies and U.S. municipal bonds increased in value during the period. The U.S. agencies increased in value the most. The spread to U.S. treasuries of the callable U.S. agencies decreased during the period. The U.S. municipal bonds in the portfolio are either insured or AAA rated. They also have longer dated calls beginning in 2028.

The Fund is a Target Maturity Fund. There was no return of principal during the period. The NAV of the Fund increased $0.10 during the period from $5.20 at the beginning of the period to $5.30 at the end of the period. The increase was due to an increase in the valuation of the portfolio. At period-end the Fund indicated market value was a 42.1% discount to its NAV, an increase from the discount of 33.7% at the Fund’s fiscal year-end 2023.

FUND HOLDINGS SUMMARIES

The following tables show the allocation of the Fund’s portfolio using various metrics as of the end of the period. It should not be construed as a measure of performance for the Fund itself. The portfolio is actively managed, and holdings are subject to change.

Portfolio Composition (% of Total Portfolio)		Geographic Allocation (% of Total Portfolio)
Sales and Use Tax	2.43%
Mortgage-Backed Securities	4.63%	Puerto Rico	15.48%
U.S. Agencies	37.75%	U.S.	84.52%
General Obligations	6.12%	Total	100.00%
Housing Bonds	8.42%
Transportation Bonds	7.30%
Revenue Bonds	33.35%
Total	100.00%

The following table shows the ratings of the Fund’s portfolio securities as of December 31, 2023. The ratings used are the highest rating given by one of the three nationally recognized rating agencies, Fitch Ratings (Fitch), Moody’s Investors Service (Moody’s), and S&P Global Ratings (S&P). Ratings are subject to change.

Rating (% of Total Portfolio)	Percent

AAA	59.82%
AA	37.75%
Not Rated	2.43%
Total	100.00%

The “not-rated” category is comprised of the new-issue COFINA bonds issued in 2019. The bonds were issued without a rating from any of the rating agencies pending a determination by the Board of Directors of COFINA on the appropriate timing to apply for such a rating. As of December 31, 2023, the COFINA Board had not applied for a rating.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell, or hold a security or an investment strategy, and is not provided in a fiduciary capacity. The information provided does not consider the specific objectives or circumstances of any particular investor or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her financial advisors. The views expressed herein are those of the Investment Adviser as of the date of this report. The Fund disclaims any obligation to update publicly the views expressed herein.

FUND LEVERAGE

THE BENEFITS AND RISKS OF LEVERAGE

As its fundamental policy, the Fund may only issue senior securities, as defined in the 1940 Act (“Senior Securities”), representing indebtedness to the extent that immediately after their issuance, the value of its total assets, less all the Fund’s liabilities and indebtedness that are not represented by Senior Securities being issued or already outstanding, is equal to or greater than the total of 300% of the aggregate par value of all outstanding indebtedness issued by the Fund. The Fund may only issue Senior Securities representing preferred stock to the extent that immediately after any such issuance, the value of its total assets, less all the Fund’s liabilities and indebtedness that are not represented by Senior Securities being issued or already outstanding, is equal to or greater than the total of 200% of the aggregate par value of all outstanding preferred stock (not including any accumulated dividends or other distributions attributable to such preferred stock) issued by the Fund. This asset coverage requirement must also be met any time the Fund pays a dividend or makes any other distribution on its issued and outstanding shares of common stock or any shares of its preferred stock (other than a dividend or other distribution payable in additional shares of common stock) as well as any time the Fund repurchases any shares of common stock, in each case after giving effect to such repurchase of shares of common stock or issuance of preferred stock, debt securities, or other forms of leverage in order to maintain asset coverage at the required 200% level. To the extent necessary, the Fund may purchase or redeem preferred stock, debt securities, or other forms of leverage in order to maintain asset coverage at the required 200% level. In such instances, the Fund will redeem Senior Securities, as needed, to maintain such asset coverage.

Subject to the above percentage limitations, the Fund may also engage in certain additional borrowings from banks or other financial institutions through reverse repurchase agreements. In addition, the Fund may also borrow for temporary or emergency purposes, in an amount of up to an additional 5% of its total assets.

Leverage can produce additional income when the income derived from investments financed with borrowed funds exceeds the cost of such borrowed funds. In such an event, the Fund’s net income will be greater than it would be without leverage. On the other hand, if the income derived from securities purchased with borrowed funds is not sufficient to cover the cost of such funds, the Fund’s net income will be less than it would be without leverage.

To obtain leverage, the Fund enters into collateralized reverse repurchase agreements with major institutions in the U.S. and/or issues TSOs in the local market. Both are accounted for as collateralized borrowings in the financial statements. Typically, the Fund borrows for approximately 30-90 days at a variable borrowing rate based on short-term rates. The TSO program was suspended in May 2021, pending registration under the 1933 Act.

As of December 31, 2023, the Fund had the following leverage outstanding:

Reverse Repurchase Agreements	$22,720,000
Leverage Ratio*	9.8%

Refer to the Schedule of Investments for details of the securities pledged as collateral and to Note 5 to the Semi-Annual Financial Statements for further details on outstanding leverage during the period. Fund leverage decreased by $3,753,000 during the period.

*Asset Leverage ratio: The sum of (i) the aggregate principal amount of outstanding TSOs plus (ii) the aggregate principal amount of other borrowings by the Fund, including borrowings resulting from the issuance of any other series and other forms of leverage, and from the compliance date of Rule 18f-4 going forward, including borrowings in the form of reverse repurchase agreements, divided by the fair market value of the assets of the Fund on any given day.

Tax-Free High Grade Portfolio Target Maturity Fund for Puerto Rico Residents, Inc.

The following table includes selected data for a share outstanding throughout the periods and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

FINANCIAL HIGHLIGHTS

			For the period from July 1, 2023, to December 31, 2023 (Unaudited)	For the fiscal year ended June 30, 2023	For the fiscal year ended June 30, 2022	For the fiscal year ended June 30, 2021
Increase (Decrease) in Net Asset Value:
Per Share		Net asset value applicable to common stock, beginning of period	$5.20	$5.45	$7.19	$7.49
Operating		Net investment income (a)	0.09	0.19	0.20	0.23
Performance:		Net realized gain (loss) and unrealized appreciation (depreciation) from investments (a)	0.10	(0.25)	(0.79)	(0.03)
		Total from investment operations	0.19	(0.06)	(0.59)	0.20
		Less: Dividends from net investment income to common shareholders	(0.09)	(0.19)	(0.21)	(0.23)
		Return of Capital	-	-	(0.94)	(0.38)
		Discount on repurchase of common stock	-	-	-	0.11
		Net asset value applicable to common stock, end of period	$5.30	$5.20	$5.45	$7.19

		Market value, end of period (b)	$3.07	$3.45	$4.08	$6.18

Total	(b) (f)	Based on market value per share	(8.27)%	(10.83)%	(17.47)%	2.79%
Investment
Return:	(f)	Based on net asset value per share	5.06%	0.61%	(5.24)%	4.05%

Ratios:	(c) (d) (e)	Net expenses to average net assets applicable to common shareholders - net of waived fees	1.52%	1.45%	0.77%	0.75%
	(c) (d)	Gross expenses to average net assets applicable to common shareholders	1.96%	1.90%	1.17%	1.16%
	(c)	Gross operating expenses to average net assets applicable to common shareholders	1.30%	1.34%	1.17%	1.15%
	(c)	Interest and leverage related expenses to average net assets applicable to common shareholders	0.66%	0.56%	0.00%	0.01%
	(c) (e) (h)	Net investment income to average net assets applicable to common shareholders - net of waived fees	3.51%	3.68%	3.09%	3.06%

Supplemental Data:		Net assets applicable to common shareholders, end of period (in thousands)	$206,665	$202,761	$212,737	$280,423
	(g)	Portfolio turnover	0.00%	5.88%	0.00%	4.13%

	(g)	Portfolio turnover excluding the proceeds from calls and maturities of portfolio securities and the proceeds from mortgage-backed securities paydowns	0.00%	0.00%	0.00%	0.00%

(a)

Based on average outstanding common shares of 39,019,318, 39,019,318, 39,019,318, and 40,703,300, for the period from July 1, 2023, to December 31, 2023 and for the fiscal years ended June 30, 2023, June 30, 2022, and June 30, 2021, respectively.

(b)	Period end market values provided by UBS Financial Services Inc., a dealer of the Fund’s shares and an affiliated party. The market values shown may reflect limited trading in the shares of the Fund.

(c)

Based on average net assets applicable to common shareholders of $200,266,462, $205,965,541, $255,885,247, and $303,519,626, for the period from July 1, 2023, to December 31, 2023, and for the fiscal years ended June 30, 2023, June 30, 2022, and June 30, 2021, respectively. Ratios for the period from July 1, 2023, to December 31, 2023, were annualized using a 365 day base.

(d)	Expenses include both operating and interest and leverage related expenses.

(e)

The effect of the expenses waived for the period from July 1, 2023, to December 31, 2023 and for the fiscal years ended June 30, 2023, June 30, 2022, and June 30, 2021 was to decrease the expense ratios, thus increasing the net investment income ratio to average net assets by 0.44%, 0.45%, 0.40%, and 0.41%, respectively.

(f)

Dividends are assumed to be reinvested at the lower of the per share market value/net asset value or the closing market price on the ex-dividend date. Investment return is not annualized for the period from July 1, 2023, to December 31, 2023.

(g)

Portfolio turnover is not annualized for the period from July 1, 2023, to December 31, 2023. Portfolio turnover calculations excludes transactions related to the restructuring of Employees Retirement System Bonds, which became effective on March 15, 2022.

(h)

Net investment income ratio for the fiscal year ended June 30, 2023, includes a legal settlement received which was classified as Other Income in the Statement of Operations. See Note 11 for more information.

The accompanying notes are an integral part of these financial statements.

TAX-FREE HIGH GRADE PORTFOLIO TARGET MATURITY FUND FOR PUERTO RICO RESIDENTS, INC.

SCHEDULE OF INVESTMENTS			December 31, 2023 (Unaudited)

Face Amount		Issuer	Coupon	Maturity Date	Value
Puerto Rico Agencies Bonds and Notes - 1.82% of net assets applicable to common shareholders, total cost of $3,765,000
$171,000	F	Puerto Rico Sales Tax	4.50%	07/01/34	$171,382
87,000	F	Puerto Rico Sales Tax	4.55%	07/01/40	87,422
636,000	F	Puerto Rico Sales Tax	4.75%	07/01/53	629,419
1,609,000	F	Puerto Rico Sales Tax	5.00%	07/01/58	1,614,614
26,000	F	Puerto Rico Sales Tax	4.54%	07/01/53	24,858
354,000	F	Puerto Rico Sales Tax	4.78%	07/01/58	348,934
882,000	F	Puerto Rico Sales Tax	4.33%	07/01/40	875,574
3,765,000					$3,752,203

Puerto Rico Agencies Zero Coupons Bonds - 0.84% of net assets applicable to common shareholder, total cost of $1,671,532
$33,000	J	Puerto Rico Sales Tax	0.00%	07/01/24	$32,352
165,000	J	Puerto Rico Sales Tax	0.00%	07/01/27	143,616
161,000	J	Puerto Rico Sales Tax	0.00%	07/01/29	128,750
207,000	J	Puerto Rico Sales Tax	0.00%	07/01/31	151,498
233,000	J	Puerto Rico Sales Tax	0.00%	07/01/33	155,193
2,226,000	J	Puerto Rico Sales Tax	0.00%	07/01/46	697,904
1,814,000	J	Puerto Rico Sales Tax	0.00%	07/01/51	423,594
$4,839,000					$1,732,907

Principal Outstanding Amount
Puerto Rico Collateralized Mortgage Obligations Exempt - 1.61% of net assets applicable to common shareholders, total cost of $3,281,701
$3,281,701	A	Popular Securities Mortgage Trust	5.25%	10/17/32	$3,328,170

Mortgage Backed Securities - 9.20% of net assets applicable to common shareholders, total cost of $19,520,050
$878,388		Puerto Rico Housing Finance Authority	5.00%	09/29/29	$881,342
99,085		Puerto Rico Housing Finance Authority	3.00%	06/29/26	95,955
103,935		Puerto Rico Housing Finance Authority	5.88%	03/29/30	105,216
782,738		Puerto Rico Housing Finance Authority	6.25%	03/29/28	795,751
642,127		Puerto Rico Housing Finance Authority	6.50%	10/29/29	652,892
15,299		Puerto Rico Housing Finance Authority	6.52%	08/29/26	15,584
973,286		Puerto Rico Housing Finance Authority	6.56%	04/29/28	991,649
1,463,904		Puerto Rico Housing Finance Authority	3.00%	04/29/30	1,343,470
104,499		Puerto Rico Housing Finance Authority	3.38%	07/29/29	100,366
5,187,717		Puerto Rico Housing Finance Authority	3.50%	08/29/30	4,755,995
72,633		Puerto Rico Housing Finance Authority	3.96%	06/29/26	72,477
169,546		Puerto Rico Housing Finance Authority	4.38%	08/29/29	169,602
4,861,772		Puerto Rico Housing Finance Authority	4.50%	08/29/30	4,862,074
122,693		Puerto Rico Housing Finance Authority	4.96%	09/29/26	123,244
1,602,566		Puerto Rico Housing Finance Authority	5.50%	08/29/30	1,615,210
2,402,804		Puerto Rico Housing Finance Authority	6.00%	08/29/30	2,443,215
$19,482,991	G				$19,024,042

Puerto Rico GNMA Taxable - 0.86% of net assets applicable to common shareholders, total cost of $1,732,414
$17,501		GNMA Pool 593645	7.00%	10/20/32	$17,493
77,033		GNMA Pool 465518	7.00%	01/15/29	77,546
81,001		GNMA Pool 487310	6.50%	09/15/28	84,820
47,584		GNMA Pool 593640	6.00%	01/15/33	48,912
80,750		GNMA Pool 593641	6.50%	01/15/33	84,175
72,405		GNMA Pool 593678	7.00%	04/15/33	73,442
164,394		GNMA Pool 593686	6.50%	05/15/33	172,216
257,184		GNMA Pool 593735	6.00%	09/15/33	265,429
89,590		GNMA Pool 607311	6.00%	05/15/33	92,092
36,166		GNMA Pool 607312	6.00%	05/15/33	37,175
62,806		GNMA Pool 607316	6.50%	05/15/28	64,689
88,195		GNMA Pool 607374	7.00%	08/15/33	89,453
58,844		GNMA Pool 530792	6.00%	01/15/33	60,487
83,371		GNMA Pool 530793	6.00%	01/15/33	85,928
25,548		GNMA Pool 530801	6.50%	01/15/33	26,632
40,967		GNMA Pool 530806	6.00%	02/15/33	42,111
13,150		GNMA Pool 530818	6.50%	02/15/28	13,506
21,334		GNMA Pool 530820	6.50%	02/15/28	22,229
22,803		GNMA Pool 548545	6.50%	11/15/31	23,769
8,206		GNMA Pool 548575	6.50%	03/15/32	8,554
131,007		GNMA Pool 554109	6.50%	03/15/33	137,238
49,540		GNMA Pool 554102	6.00%	03/15/33	50,923
39,153		GNMA Pool 554103	6.00%	03/15/33	40,247
90,722		GNMA Pool 554119	6.00%	04/15/33	93,630
33,917		GNMA Pool 554120	6.00%	04/15/33	34,864
19,225		GNMA Pool 554123	6.50%	04/15/28	20,031
20,018		GNMA Pool 554124	6.50%	04/15/28	20,741
$1,732,414	B				$1,788,332

Puerto Rico FNMA Taxable - 2.52% of net assets applicable to common shareholders, total cost of $5,011,980
$59,923		FNMA Pool 573451	6.50%	04/01/31	$62,679
124,267		FNMA Pool 651051	6.50%	08/01/32	129,441
77,832		FNMA Pool 654693	6.00%	12/01/32	80,376
249,629		FNMA Pool 654698	6.00%	01/01/33	257,460
56,887		FNMA Pool 654704	6.50%	02/01/33	59,278
67,395		FNMA Pool 654705	6.00%	02/01/33	69,676
86,871		FNMA Pool 654710	7.00%	04/01/33	89,626
337,645		FNMA Pool 671382	6.00%	11/01/32	349,050
207,909		FNMA Pool 671389	6.00%	12/01/32	215,391
182,030		FNMA Pool 671405	6.00%	01/01/33	188,308
1,382,378		FNMA Pool 682079	6.00%	11/01/32	1,431,950
2,125,337		FNMA Pool 695384	6.00%	03/01/33	2,209,434
52,893		FNMA Pool 695398	6.50%	05/01/33	55,112
$5,010,996	C				$5,197,781

Puerto Rico Freddie Mac Taxable - 0.07% of net assets applicable to common shareholders, total cost of $145,020
$48,224		FHLMC Pool A10563	6.00%	05/01/33	$49,960
76,659		FHLMC Pool C76039	6.00%	01/01/33	79,674
20,137		FHLMC Pool C76924	6.00%	02/01/33	20,873
$145,020	D				$150,507

Face Amount
US Government, Agency and Instrumentalities - 41.28% of net assets applicable to common shareholders, total cost of $98,500,000
$6,500,000		Federal Farm Credit	1.48%	11/26/32	$5,140,239
10,000,000		Federal Farm Credit	4.90%	06/29/32	9,823,130
25,000,000	I	Federal Home Loan Bank	5.00%	09/01/32	24,715,925
57,000,000		Federal Home Loan Bank	1.55%	05/26/32	45,629,754
$98,500,000					$85,309,048

The accompanying notes are an integral part of these financial statements.

TAX-FREE HIGH GRADE PORTFOLIO TARGET MATURITY FUND FOR PUERTO RICO RESIDENTS, INC.

SCHEDULE OF INVESTMENTS				December 31, 2023 (Unaudited)

US Municipals - 51.16% of net assets applicable to common shareholders, total cost of $101,998,452
$3,730,000	E	H Larkspur California Pension Obligations Bond	2.68%	07/01/30	$3,385,363
23,590,000	E	H Pennsylvania State Economic Development Finance Authority	6.41%	06/15/30	25,516,100
13,210,000		H State of Illinois General Obligations	6.21%	01/01/32	13,823,182
15,000,000	E	H City of Chicago O’Hare International Airport	6.40%	01/01/31	16,493,430
10,360,000	E	New York City Transitional Finance Authority	5.60%	02/01/29	10,774,327
6,000,000	E	New York City Transitional Finance Authority	3.80%	08/01/29	5,791,620
29,000,000	E	New York City Transitional Finance Authority	5.50%	02/01/28	29,937,250
$100,890,000					$105,721,272

Total investments (109.36% of net assets applicable to common shareholders)					$226,004,262
Other Assets and Liabilities, net (-9.36% of net assets applicable to common shareholders)					(19,339,356)
Net assets applicable to common shareholders - 100%					$206,664,906

Securities sold under reverse repurchase agreements - 11.73% of net assets applicable to common shareholders
$22,720,000		Reverse Repurchase Agreement with JP Morgan			$22,720,000

5.75% dated December 12, 2023 due January 9, 2024 (Collateralized by US Government, Agency and Instrumentalities with a face amount of $23,945,000 and a fair value of $23,672,913 5.00%, with maturity date of September 1, 2032)

A

Certificates are collateralized by the Government National Mortgage Association (“GNMA”). They are subject to prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity. Significant unobservable inputs were used in the valuation of this security and is classified as Level 3.

B

GNMA - represents mortgage-backed obligations guaranteed by the Government National Mortgage Association. They are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.

C

FNMA - represents mortgage-backed obligations guaranteed by the Federal National Mortgage Association. They are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.

D

FHLMC - represents mortgage-backed obligations guaranteed by the Federal Home Loans Mortgage Corporation. They are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.

E	Revenue Bonds - issued by government agencies and payable from revenues and other sources of income of the agency as specified in the applicable prospectus.

F

Revenue Bonds - issued by government agencies and payable from revenues and other sources of income of the corresponding agency as specified in the applicable prospectus. These bonds are not obligations of the Commonwealth of Puerto Rico.

G

Certificates represent limited obligations of the authority, payable from and secured by certain mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”) or issued by the Federal National Mortgage Association (“FNMA”). These certificates are backed by mortgage loans made by Puerto Rico lending institutions. They are subject to prepayment or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.

H	These securities are insured as to principal and interest by Assured Insurance Services, AGM Insurance or Assured Guaranty.

I	A portion or all of the security has been pledged as collateral for securities sold under reverse repurchase agreements.

J	Issued with a zero coupon. Income is recognized through the accretion of discount.

The accompanying notes are an integral part of these financial statements.

TAX-FREE HIGH GRADE PORTFOLIO TARGET MATURITY FUND FOR PUERTO RICO RESIDENTS, INC.

STATEMENT OF ASSETS AND LIABILITIES		December 31, 2023 (Unaudited)

Assets:	Investments in securities:
	Securities pledged as collateral on reverse repurchase agreements, at value,
	which has the right to be repledged (identified cost - $23,945,000)		$23,672,913
	Other securities, at value (identified cost - $211,681,147)		202,331,349
			$226,004,262
	Cash		1,848,570
	Interest receivable		2,666,571
	Prepaid expenses and other assets		21,539
	Total assets		230,540,942

Liabilities:	Securities sold under reverse repurchase agreements		22,720,000
	Dividends payable to common shareholders		595,532
	Directors fees payable		6,065
	Payables:
	Interest and leverage expenses	72,578
	Investment advisory fees	77,270
	Administration, custody, and transfer agency fees	25,597	175,445
	Accrued expenses and other liabilities		378,994

	Total liabilities		23,876,036

Net Assets Applicable to Common Shareholders:			$206,664,906

Net Assets Applicable to Common Shareholders consist of:
	Paid-in-Capital ($0.01 par value, 88,000,000 shares authorized, 39,019,318 shares issued and outstanding)		$263,219,633
	Total Distributable Earnings (Accumulated Loss) (Note 1 and Note 9)		(56,554,727)
	Net assets applicable to common shareholders		$206,664,906

	Net asset value applicable to common shares - per share; 39,019,318 shares outstanding		$5.30

The accompanying notes are an integral part of these financial statements.

TAX-FREE HIGH GRADE PORTFOLIO TARGET MATURITY FUND FOR PUERTO RICO RESIDENTS, INC.

STATEMENT OF OPERATIONS
		For the period from July 1, 2023, to December 31, 2023 (Unaudited)

Investment Income:	Interest	$5,077,813

Expenses:	Interest and leverage related expenses	674,346
	Investment advisory fees	849,249
	Administration, custody, and transfer agent fees	196,018
	Professional fees	122,902
	Directors’ fees and expenses	15,081
	Insurance expense	76,581
	Reporting fees	28,912
	Other	25,702
	Total expenses	1,988,791

	Waived investment advisory, administration, custody, and transfer agency fees	(453,019)

	Net expenses after waived fees by investment adviser, administrator, custodian and transfer agent	1,535,772

Net Investment Income:		3,542,041

Realized Gain (Loss) and	Net realized gain (loss) on investments	26,870
Unrealized Appreciation	Change in net unrealized appreciation (depreciation) on investments	3,907,968
(Depreciation) on Investments:	Total net realized and unrealized gain (loss) on investments	3,934,838

	Net increase (decrease) in net assets resulting from operations	$7,476,879

The accompanying notes are an integral part of these financial statements.

TAX-FREE HIGH GRADE PORTFOLIO TARGET MATURITY FUND FOR PUERTO RICO RESIDENTS, INC.

STATEMENTS OF CHANGES IN NET ASSETS

		For the period from July 1, 2023, to December 31, 2023 (Unaudited)	For the fiscal year ended June 30, 2023

Increase (Decrease) in Net Assets:

	Net investment income	$3,542,041	$7,585,673
	Net realized gain (loss) on investments	26,870	(7,023)
	Change in net unrealized appreciation (depreciation) on investments	3,907,968	(10,180,379)

	Net increase (decrease) in net assets resulting from operations	7,476,879	(2,601,729)

Dividends to Common
Shareholders From:	Net investment income	(3,573,194)	(7,373,773)
	Return of capital	-	-

		(3,573,194)	(7,373,773)

Net Assets:	Net increase (decrease) in net assets applicable to common shareholders	3,903,685	(9,975,502)

	Net assets at the beginning of the period/year	202,761,221	212,736,723

	Net assets at the end of the period/year	$206,664,906	$202,761,221

The accompanying notes are an integral part of these financial statements.

TAX-FREE HIGH GRADE PORTFOLIO TARGET MATURITY FUND FOR PUERTO RICO RESIDENTS, INC.

STATEMENT OF CASH FLOWS

Increase (Decrease) in Cash		For the period from July 1, 2023, to December 31, 2023 (Unaudited)

Cash Provided by	Net increase (decrease) in net assets from operations	$7,476,879

Operations:	Adjusted by:
	Calls and paydowns of portfolio securities	3,524,166
	Net realized gain on investments	(26,870)
	Change in net unrealized (appreciation) depreciation on investments	(3,907,968)
	Accretion of discounts on investments	(51,703)
	Amortization of premiums on investments	113,695
	Decrease in interest receivable	20,306
	Decrease in prepaid expenses and other assets	80,594
	Decrease in interest payable	(26,370)
	Increase in directors fee payable	65
	Increase in administration, custody, and transfer agent fees payable	794
	Increase in investment advisory fees payable	1,300
	Decrease in accrued expenses and other liabilities	(66,306)

	Total cash provided by operations	7,138,582

Cash Used in	Securities sold under reverse repurchase agreements proceeds	141,652,000
Financing Activities:	Securities sold under reverse repurchase agreements repayments	(145,405,000)
	Dividends to common shareholders paid in cash	(3,573,194)

	Total cash used in financing activities	(7,326,194)

Cash:	Net increase (decrease) in cash for the period	(187,612)
	Cash at the beginning of the period	2,036,182

	Cash at the end of the period	$1,848,570

Cash Flow
Information:	Cash paid for interest and leverage related expenses	$700,716

The accompanying notes are an integral part of these financial statements.

Tax-Free High Grade Portfolio Target Maturity Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from July 1, 2023 to December 31, 2023 (Unaudited)

1.	Reporting Entity and Significant Accounting Policies

Tax-Free High Grade Portfolio Target Maturity Fund for Puerto Rico Residents, Inc. (the “Fund”) is a non-diversified closed-end management investment company. The Fund is a corporation organized under the laws of the Commonwealth of Puerto Rico (“Puerto Rico”) and is registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”) as of May 14, 2021. Prior to such date and since inception, the Fund was registered and operated under the Puerto Rico Investment Companies Act of 1954, as amended. The Fund was incorporated on July 12, 2002, and commenced operations on July 24, 2002. UBS Asset Managers of Puerto Rico, a division of UBS Trust Company of Puerto Rico (“UBSTC”), is the Fund’s Investment Adviser (the “Investment Adviser”). UBSTC is also the Fund’s Administrator (“Administrator”).

The Fund’s investment objectives are (i) to provide current income, consistent with the preservation of capital and (ii) to return the initial investment of $10 per share of common stock on or before December 31, 2032.

Upon the Fund’s registration under the 1940 Act, it must now register its future offerings of securities under the Securities Act of 1933, as amended (the “1933 Act”), absent an available exception. The Fund has suspended the current offering of its securities pending its registration under 1933 Act.

Certain charter provisions of the Fund might be void and unenforceable under the 1940 Act including, without limitation, provisions (i) permitting indemnification of officers and directors to the fullest extent permitted by Puerto Rico law, (ii) setting forth the required vote for changes to fundamental policies of the Fund, and (iii) stating that, to the fullest extent permitted by Puerto Rico law, no officer or director will be liable to the Fund or shareholders.

The Fund is expected to be liquidated by or about December 31, 2032 (the “Target Date”). The Fund intends to distribute to shareholders during the period commencing on or after July 31, 2013, and ending approximately on the Target Date, an amount at least equal, in the aggregate, to the initial offering price of $10 per share. There is no assurance that this objective will be achieved. As a result, the Fund has established a restricted account within the undistributed net investment income for tax purposes to recoup amounts paid in connection with its initial public offering. As a fundamental policy, the securities purchased by the Fund will not have an expected maturity date subsequent to the Target Date, even though final maturities could exceed December 31, 2032. However, due to the Puerto Rico Sales Tax Financing Corporation (“COFINA”) debt restructuring and corresponding bond exchange, the Fund now holds new COFINA bonds in its investment portfolio with maturity dates beyond December 31, 2032.

The following is a summary of the Fund’s significant accounting policies:

Use of Estimates in Financial Statements Preparation

The Fund is an investment company that applies the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services-Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Tax-Free High Grade Portfolio Target Maturity Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from July 1, 2023 to December 31, 2023 (Unaudited)

Net Asset Value Per Share

The net asset value (“NAV”) per share of the Fund is determined by the Administrator on Wednesday of each week after the close of trading on the New York Stock Exchange (NYSE) or, if such a day is not a business day in New York or Puerto Rico, on the next succeeding business day, and at month-end if such date is not a Wednesday. The NAV per share is computed by dividing the total assets of the Fund, less its total liabilities, by the total number of outstanding shares of the Fund.

Valuation of Investments

The Fund’s assets are valued by UBSTC on the basis of valuations provided by pricing services or by dealers which were approved by Fund management and the Board of Directors (the “Board”). In arriving at their valuation, pricing sources may use both a grid matrix of securities values as well as the evaluations of their staff. The valuation, in either case, could be based on information concerning actual market transactions and quotations from dealers or a grid matrix performed by an outside vendor that reviews certain market and security factors to arrive at a bid price for a specific security. Certain Puerto Rico obligations have a limited number of market participants and thus, might not have a readily ascertainable market value and may have periods of illiquidity. If the Fund has securities for which quotations are not readily available from any source they will be fair valued by or under the direction of the Investment Adviser utilizing quotations and other information concerning similar securities obtained from recognized dealers. The Investment Adviser can override any price that it believes is not consistent with market conditions. Valuation adjustments are limited to those necessary to ensure that the financial instrument’s fair value is adequately representative of the price that would be received or paid in the marketplace. These adjustments include amounts that reflect counterparty credit quality, constraints on liquidity, and unobservable parameters that are applied consistently.

The Investment Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held by the Fund. The Committee operates under pricing and valuation policies and procedures established by the Investment Adviser and approved by the Board. The policies and procedures set forth the mechanisms and processes to be employed on a weekly basis related to the valuation of portfolio securities for the purpose of determining the NAV of the Fund. The Committee reports to the Board on a regular basis. At December 31, 2023, no securities were fair valued by the Committee.

GAAP provides a framework for measuring fair value and expands disclosures about fair value measurements and requires disclosures surrounding the various inputs that are used in determining the fair value of the Fund’s investments. These inputs are summarized in three broad levels listed below:

•

Level 1 - Quoted prices in active markets for identical assets and liabilities at the measurement date. An active market is one in which transactions for the assets occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

•

Level 2 - Significant inputs other than quoted prices included in Level 1 that are observable (including quoted prices for similar securities, interest rates, pre-payment speeds, credit risk, etc.), either directly or indirectly.

•

Level 3 - Significant unobservable inputs, for example, inputs derived through extrapolation that cannot be corroborated by observable market data. These will be developed based on the best information available in the circumstances, which might include UBSTC’s own data. Level 3 inputs will consider the assumptions that market participants would use in pricing the asset, including assumptions about risk (e.g., credit risk, model risk, etc.).

Tax-Free High Grade Portfolio Target Maturity Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from July 1, 2023 to December 31, 2023 (Unaudited)

Securities and other assets that cannot be priced according to the methods described above are valued based on policies and procedures approved by the Committee. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement The Fund maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the observable inputs be used when available. Fair value is based upon quoted market prices when available.

The estimated fair value may be subjective in nature and may involve uncertainties and matters of significant judgment for certain financial instruments. Changes in the underlying assumptions used in calculating fair value could significantly affect the results. Therefore, the estimated fair value may materially differ from the value that could actually be realized on sale.

The inputs and methodology used for valuing securities or level assigned are not necessarily an indication of the risk associated with investing in those securities.

Following is a description of the Fund’s valuation methodologies used for assets and liabilities measured at fair value:

Puerto Rico Agencies, Bonds, and Notes: Obligations of Puerto Rico and political subdivisions are segregated and those with similar characteristics are then divided into specific sectors. The values for these securities are obtained from third-party pricing service providers that use a pricing methodology based on observable market inputs. Market inputs used in the evaluation process include all or some of the following: trades, bid price or spread, quotes, benchmark curves (including, but not limited to, Treasury benchmarks and swap curves), and discount and capital rates. These bonds are classified as Level 2.

Mortgage and Other Asset-Backed Securities: Fair value for these securities is mostly obtained from third-party pricing service providers that use a pricing methodology based on observable market inputs. Certain agency, mortgage, and other asset-backed securities (“MBS”) are priced based on a bond’s theoretical value from similar bonds, the term “similar” being defined by credit quality and market sector. Their fair value incorporates an option adjusted spread. The agency MBS are classified as Level 2. MBS for which there is a lack of transparency of prices due to lack of trading activity are classified as Level 3.

Obligations of U.S. Government Sponsored Entities, and State, and Municipal Obligations: The fair value of obligations of U.S. government sponsored entities, and state, and municipal obligations is obtained from third-party pricing service providers that use a pricing methodology based on an active exchange market and based on quoted market prices for similar securities. These securities are classified as Level 2. U.S. agency notes are priced based on a bond’s theoretical value from similar bonds defined by credit quality and market sector, and for which the fair value incorporates an option adjusted spread in deriving their fair value. These securities are classified as Level 2.

The following is a summary of the portfolio by inputs used as of December 31, 2023, in valuing the Fund’s investments carried at fair value:

Tax-Free High Grade Portfolio Target Maturity Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from July 1, 2023 to December 31, 2023 (Unaudited)

	Investments in Securities
	Level 1	Level 2	Level 3	Balance 12/31/2023
Puerto Rico Agencies Bond and Notes	$-	$5,485,110	$-	$5,485,110
Puerto Rico Collateralized Mortgage Obligations Exempt	-	-	3,328,170	3,328,170
Mortgage Backed Securities	-	19,024,042	-	19,024,042
Puerto Rico GNMA Taxable	-	1,788,332	-	1,788,332
Puerto Rico FNMA Taxable	-	5,197,781	-	5,197,781
Puerto Rico Freddie Mac Taxable	-	150,507	-	150,507
US Government, Agency, and Instrumentalities	-	85,309,048	-	85,309,048
US Municipals	-	105,721,272	-	105,721,272

	$-	$222,676,092	$3,328,170	$226,004,262

The following is a reconciliation of assets for which Level 3 inputs were used in determining fair value:

	Level 3 Investment Securities
	Balance as of 6/30/2023	Realized gain (loss)	Change in Unrealized (depreciation)/ appreciation	Net amortization/ accretion	Purchases	Sales/Calls	Paydowns	Transfers in (out) to Level 3	Balance as of 12/31/2023

Popular Securities Mortgage Trust	$3,636,101	$-	$(6,277)	$-	$-	$-	$(301,654)	$-	$3,328,170

Quantitative Information about Level 3 Fair Value Measurements:

	Fair Value at December 31, 2023	Valuation Technique	Unobservable Inputs		Price

Popular Securities Mortgage Trust	$3,328,170	Broker Quotes	Yield to Maturity	5.96%	$101.42

Significant changes in all unobservable inputs of the pricing process would result in an inverse relationship in the fair value of the security.

Changes in unrealized appreciation (depreciation) included in the Statement of Operations relating to investments classified as Level 3 that are still held on December 31, 2023, amounted to a net unrealized depreciation of $6,277.

There were no transfers into or out of Level 3 during the period from July 1, 2023, to December 31, 2023.

Temporary cash investments are valued at amortized cost, which approximates market value. There were no temporary cash investments as of December 31, 2023.

Taxation

As a registered investment company under the 1940 Act, the Fund will not be subject to Puerto Rico income tax for any taxable year if it distributes at least 90% of its taxable net investment income for such year, as determined for these purposes pursuant to section 1112.01(a)(2) of the Puerto Rico Internal Revenue Code of 2011, as amended. Accordingly, as the Fund intends to meet this distribution requirement, the income earned by the Fund is not subject to Puerto Rico income tax at the Fund level.

The Fund can invest in taxable and tax-exempt securities. In general, distributions of taxable income dividends, if any, to Puerto Rico individuals, estates, and trusts are subject to a withholding tax of 15% in the case of dividends distributed if certain requirements are met. Moreover, distribution of capital gains dividends, if any, to (a) Puerto Rico individuals, estates, and trusts are subject to a tax of 15% in the case of dividends distributed, and (b) Puerto Rico corporations are subject to a tax of

Tax-Free High Grade Portfolio Target Maturity Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from July 1, 2023 to December 31, 2023 (Unaudited)

20% of the dividends distributed. Tax withholdings are effected at the time of payment of the corresponding dividend. Individual shareholders may be subject to alternate basic tax on certain fund distributions. Certain Puerto Rico entities receiving taxable income dividends are entitled to claim an 85% dividends received deduction. Fund shareholders are advised to consult their own tax advisers.

An investment in the Fund is designed solely for Puerto Rico residents, due to the Fund’s specific tax features. The Fund does not intend to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and consequently an investor that is not (i) an individual who has his or her principal residence in Puerto Rico or (ii) a person, other than an individual, that has its principal office and principal place of business in Puerto Rico will not receive the tax benefits of an investment in a typical U.S. mutual fund (such as RIC tax treatment, i.e., availability of pass-through tax status for non-Puerto Rico residents) and may have adverse tax consequences for U.S. federal income tax purposes. If United States holders (which includes, but is not limited to, (i) citizens and residents of the United States who are not Puerto Rico individuals and (ii) corporations organized in the United States) invest in the Fund, such United States holders generally will be taxed on any dividend or interest paid by the Fund as ordinary income at the time such holders receive the dividend or interest or when it accrues, depending on such holder’s method of accounting for tax purposes. Additionally, United States holders will be taxed on any gain on the sale of an investment in the Fund.

FASB Accounting Standards Codification Topic 740, Income Taxes (ASC 740) requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax expense or benefit in the current year. Management has analyzed the Fund’s tax positions taken on its Puerto Rico income tax returns for all open tax years (the prior four tax years) and has concluded that there are no uncertain tax positions. On an ongoing basis, management will monitor the Fund’s tax position to determine if adjustments to this conclusion are necessary. The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expenses in the Statement of Operations. During the period from July 1, 2023, to December 31, 2023, the Fund did not incur any interest or penalties.

Statement of Cash Flows

The Fund issues its shares, invests in securities, and distributes dividends from net investment income and net realized gains which are paid in cash. These activities and additional information on cash receipts and payments are presented in the Statement of Cash Flows.

Accounting practices that do not affect the reporting of activities on a cash basis include carrying investments at fair value and amortizing premiums or discounts on debt obligations.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared and paid monthly. The Fund may at times pay out less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income earned in other periods in order to permit the Fund to have a more stable level of distribution. The capital gains realized by the Fund, if any, may be retained by the Fund, as permitted by the Puerto Rico Internal Revenue Code of 2011, as amended, unless the Fund’s Board, acting through the Dividend Committee, determines that the net capital gains will also be distributed. The Fund records dividends on the ex-dividend date.

The Fund’s principal distributions commenced on February 4, 2015. Distributions made during prior years amounted to $139,567,535, representing a total of $3.34 per share. The NAV and market price for the Fund shares were reduced by these amounts. For the period from July 1, 2023, to December

Tax-Free High Grade Portfolio Target Maturity Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from July 1, 2023 to December 31, 2023 (Unaudited)

31, 2023, there were no capital distributions. The Fund’s remaining principal for distribution as of December 31, 2023, amounts to $6.66. To the extent capital losses realized by the Fund on dispositions of securities are not offset by capital gains realized in the same or in subsequent years, there is no assurance that the Fund will be able to return the remaining principal by December 31, 2032.

Derivative Instruments

In order to attempt to hedge various portfolio positions, to manage its costs, or to enhance its return, the Fund may invest in certain instruments which are considered derivatives. Because of their increased volatility and potential leveraging effect, derivative instruments may adversely affect the Fund. The use of these instruments for income enhancement purposes subjects the Fund to risks of losses which would not be offset by gains on other portfolio assets or acquisitions. There is no assurance that the Investment Adviser will employ any derivative strategy and even where such derivatives investments are used for hedging purposes, there can be no assurance that the hedging transactions will be successful or will not result in losses.

The Fund is a party to International Swap and Derivatives Association, Inc. (ISDA) Master Agreements (“Master Agreements”) with certain counterparties that govern over-the-counter derivative contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default, and early termination. Generally, collateral can be in the form of cash or debt securities issued by the U.S. government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each such counterparty. Termination events applicable to the Fund may occur in certain instances specified in the Master Agreements, which may include, among other things, a specified decline in the Fund’s NAV, not complying with eligible collateral requirements, or the termination of the Fund’s Investment Adviser. In each case, upon occurrence, the counterparty may elect to terminate the swap early and cause the settlement of all or some of the derivative contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity. There were no derivative instruments held during the period from July 1, 2023, to December 31, 2023.

Reverse Repurchase Agreements

Under these agreements, the Fund sells portfolio securities, receives cash in exchange, and agrees to repurchase the securities at a mutually agreed upon date and price. Ordinarily, those counterparties with which the Fund enters into these agreements require delivery of collateral, nevertheless, the Fund retains effective control over such collateral through the agreement to repurchase the collateral on or by the maturity of the reverse repurchase agreement. These transactions are treated as financings and recorded as liabilities. Therefore, no gain or loss is recognized on the transaction, and the securities pledged as collateral remain recorded as assets of the Fund. The Fund enters into reverse repurchase agreements that do not have third-party custodians, with the collateral delivered directly to the counterparty. Pursuant to the terms of the standard Securities Industry and Financial Markets Association (“SIFMA”) Master Repurchase Agreement, the counterparty is free to repledge or rehypothecate the collateral, provided it is delivered to the Fund upon maturity of the reverse repurchase agreement. This arrangement allows the Fund to receive better interest rates and pricing on the reverse repurchase agreements. While the Fund cannot monitor the rehypothecation of collateral, it does monitor the market value of the collateral versus the repurchase amount, that the income from the collateral is paid to the Fund on a timely basis, and that the collateral is returned at the end of the reverse repurchase agreement. These agreements involve the risk that the market value of the securities purchased with the proceeds from the sale of securities received by the Fund may decline below the price of the

Tax-Free High Grade Portfolio Target Maturity Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from July 1, 2023 to December 31, 2023 (Unaudited)

securities that the Fund is obligated to repurchase, and that the value of the collateral posted by the Fund increases in value and the counterparty does not return it. Because the Fund borrows under reverse repurchase agreements based on the estimated fair value of the pledged assets, the Fund’s ongoing ability to borrow under its reverse repurchase facilities may be limited and its lenders may initiate margin calls in the event of adverse changes in the market. A decrease in market value of the pledged assets may require the Fund to post additional collateral or otherwise sell assets at a time when it may not be in the best interest of the Fund to do so.

Short-Term and Medium-Term Notes

The Fund has a short and medium-term notes payable program as a funding vehicle to increase the amounts available for investments. The short and medium-term notes may be issued from time to time in denominations of $1,000 or as may otherwise be specified in a supplement to the registration statements. The notes are collateralized by the pledge of certain securities of the Fund. The pledged securities are held by UBSTC, as agent for the Fund, for the benefit of the holders of the notes. The Fund suspended the current offerings of its securities, including notes, pending the registration of its securities under the 1933 Act absent an available exception. There were no short or medium-term notes outstanding as of December 31, 2023.

Paydowns

Realized gains or losses on mortgage-backed security paydowns are recorded as an adjustment to interest income. During the period from July 1, 2023, to December 31, 2023, the Fund had no realized gains/losses on mortgage-backed securities paydowns. The Fund declares and pays monthly dividends from net investment income. For purposes of compliance with the 90% distribution threshold for the Fund’s tax exemption, gains and losses related to mortgage-backed security paydowns are not included in net investment income. See Note 9 for a reconciliation between taxable and book net investment income.

Preferred Shares

Pursuant to the Fund’s Certificate of Incorporation, as amended and supplemented, the Fund’s Board is authorized to issue up to 12,000,000 preferred shares with a par value of $25, in one or more series. During the period from July 1, 2023, to December 31, 2023, no preferred shares were issued or outstanding.

Other

Security transactions are accounted for on trade date (the date on which the order to buy or sell is executed). Realized gains and losses on security transactions are determined on the identified cost method. Premiums and discounts on securities purchased are amortized using the interest method over the life or the expected life of the respective securities. Premiums are amortized at the earliest call date for any applicable securities. Income from interest and dividends from cumulative preferred shares is accrued, except when collection is not expected. Expenses are recorded as they are incurred.

2.	Investment Advisory, Administration, Custody, and Transfer Agency Agreements and Other Transactions with Affiliates

Pursuant to an investment advisory contract (the “Advisory Agreement”) with UBS Asset Managers of Puerto Rico, a division of UBSTC, and subject to the supervision of the Board, the Fund receives investment advisory services in exchange for a fee. The investment advisory fee will not exceed 0.75% of the Fund’s average weekly gross assets (including assets purchased with the proceeds of leverage). For the period from July 1, 2023 to December 31, 2023, investment advisory fees amounted to $849,249. The Investment Advisor voluntarily waived investment advisory fees in the amount of $396,316, for a net fee of $452,933. The investment advisory fees payable amounted to $77,270 as of December 31, 2023.

Tax-Free High Grade Portfolio Target Maturity Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from July 1, 2023 to December 31, 2023 (Unaudited)

UBSTC also provides administration, custody, and transfer agency services pursuant to Administration, Custody, and Transfer Agency, Registrar, and Shareholder Servicing Agreements, respectively. UBSTC has engaged JPMorgan Chase Bank, N.A. to act as the sub-custodian for the Fund. UBSTC provides facilities and personnel to the Fund for the performance of its administration duties. The Administration Agreement and Transfer Agency, Registrar, and Shareholder Servicing Agreement fees will not exceed 0.15% and 0.05%, respectively of the Fund’s average weekly gross assets. The Custody fees are solely sub-custodian costs and out of pocket expense reimbursements. For the period from July 1, 2023, to December 31, 2023, the administration, custody, and transfer agency services fees amounted to $196,018. The administration, custodian, and transfer agent voluntarily waived service fees in the amount of $56,703, for a net fee of $139,315. The administrative, custody, and transfer agent fees payable amounted to $25,597 as of December 31, 2023.

Certain Fund officers are also officers of UBSTC. The six independent directors of the Fund’s Board are paid based upon an agreed fee of $1,000 per fund per Board meeting, plus expenses, and $500 per fund for each quarterly Audit Committee meeting, plus expenses. For the period from July 1, 2023, to December 31, 2023, the independent directors of the Fund were paid an aggregate compensation and expenses of $15,081. The Directors fees payable amounted to $6,065 as of December 31, 2023.

3.	Capital Share Transactions

The Fund is authorized to issue up to 88,000,000 common shares, par value $0.01 per share.

There were no capital transactions during the period from July 1, 2023, to December 31, 2023 and fiscal year ended June 30, 2023.

4.	Investment Transactions

Proceeds from calls and paydowns of Puerto Rico securities totalized $3,524,166 for the period from July 1, 2023, to December 31, 2023.

5.	Securities Sold Under Reverse Repurchase Agreements

The Fund enters into reverse repurchase agreements that do not have third-party custodians, with the collateral delivered directly to the counterparty. Pursuant to the terms of the standard SIFMA Master Repurchase Agreement, the counterparty is free to repledge or rehypothecate the collateral, provided it is delivered to the Fund upon maturity of the reverse repurchase agreement. This arrangement allows the Fund to receive better interest rates and pricing on the reverse repurchase agreements. While the Fund cannot monitor the rehypothecation of collateral, it does monitor the market value of the collateral versus the repurchase amount, that the income from the collateral is paid to the Fund on a timely basis, and that the collateral is returned at the end of the reverse repurchase agreement.

Securities sold under reverse repurchase agreements amounted to $22,720,000 at December 31, 2023, and related information is as follows:

Weighted average interest rate at the end of the period	5.75%

Maximum aggregate balance outstanding at any time of the period	$26,473,000

Average balance outstanding during the period	$23,848,082

Average interest rate during the period	5.53%

Tax-Free High Grade Portfolio Target Maturity Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from July 1, 2023 to December 31, 2023 (Unaudited)

At December 31, 2023, the interest rate on securities sold under reverse repurchase agreements was 5.75% with a maturity date of January 9, 2024.

At December 31, 2023, investment securities amounting to $23,672,913 were pledged as collateral for securities sold under reverse repurchase agreements. Interest payable on securities sold under reverse repurchase agreements amounted to $72,578 at December 31, 2023.

The total amount of unaffiliated originations or proceeds of securities sold under reverse repurchase agreements during the period from July 1, 2023, to December 31, 2023, amounted to $141,652,000.

The following table presents the Fund’s reverse repurchase agreements by counterparty and the related collateral pledged by the Fund at December 31, 2023:

Counterparty	Gross Amount of Securities Sold Under Reverse Repurchase Agreements Presented in the Statement of Assets and Liabilities	Securities Sold Under Reverse Repurchase Agreements Available for Offset	Collateral Posted (a)	Net Amount Due To Counterparty (not less than zero)
JP Morgan, New York	$22,720,000	$-	$22,720,000	$-

(a)  Collateral received or posted is limited to the net securities sold under reverse repurchase agreements liability amounts. See above for actual collateral received and posted.

6.	Short-Term Financial Instruments

The fair value of short-term financial instruments, which includes $22,720,000 of securities sold under reverse repurchase agreements, are substantially the same as the carrying amount reflected in the Statement of Assets and Liabilities as these are reasonable estimates of fair values given the relatively short period of time between origination of the instrument and their expected realization. The securities sold under reverse repurchase agreements are classified as Level 2.

7.	Concentration of Credit Risk

Concentration of credit risk that arises from financial instruments exists for groups of customers or counterparties when they have similar economic characteristics that would cause their ability to meet contractual obligations to be similarly affected by changes in economic or other conditions.

The major concentration of credit risk arises from the Fund’s investment securities in relation to the location of the issuers of such investment securities. For calculating concentration, all securities guaranteed by the U.S. government or any of its subdivisions are excluded. At December 31, 2023, the Fund had investments with an aggregate fair value of approximately $27,837,322, which were issued by entities located in the Commonwealth and are not guaranteed by the U.S. government or any of its subdivisions, of which $5,485,110 are revenue bonds not guaranteed by the Commonwealth. Of the $27,837,322 that are issued by entities located in the Commonwealth of Puerto Rico, there are $22,352,212 which are collateralized by U.S. agencies and/or municipalities and/or insured to principal and interest. Also, at December 31, 2023, the Fund had investments with an aggregate market value amounting to $105,721,272 which were issued by various municipalities located in the United States and not guaranteed by the U.S. government.

Tax-Free High Grade Portfolio Target Maturity Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from July 1, 2023 to December 31, 2023 (Unaudited)

8.	Investment and Other Requirements and Limitations

The Fund is subject to certain requirements and limitations related to investments and leverage. Some of these requirements and limitations are imposed by statute or by regulation, while others are imposed by procedures established by the Board. The most significant requirements and limitations are discussed below.

While the Fund intends to comply with the 67% investment requirement as market conditions permit, the Fund’s ability to procure sufficient Puerto Rico securities which meet the Fund’s investment criteria may, in the opinion of the Investment Adviser, be constrained, due to the volatility affecting the Puerto Rico bond market since 2013 and the fact that the Puerto Rico Government remains in the process of restructuring its outstanding debt under Title III of the Puerto Rico Oversight, Management, and Economic Stability Act (“PROMESA”) as well as undertaking other fiscal measures to stabilize the Puerto Rico’s economy in accordance with the requirements of PROMESA, and this inability may continue for an indeterminate period of time. To the extent that the Fund is unable to procure sufficient amounts of such Puerto Rico securities, the Fund may acquire investments in securities of non-Puerto Rico issuers which satisfy the Fund’s investment policies. While the Fund will seek to invest at least an average of 20% of its total assets on an annual basis in Puerto Rico securities even in adverse market conditions, there is no guarantee that it will be able to do so if there are insufficient Puerto Rico securities which meet the Fund’s investment criteria.

The Fund invests, except where the Fund is unable to procure sufficient Puerto Rico Securities that meet the Fund’s investment criteria, in the opinion of the Investment Adviser, or other extraordinary circumstances, up to 33% of its total assets in securities issued by non-Puerto Rico entities. These include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, non-Puerto Rico mortgage-backed and asset-backed securities, corporate obligations and preferred stock of non-Puerto Rico entities, municipal securities of issuers within the U.S., and other non-Puerto Rico securities that the Investment Adviser may select, consistent with the Fund’s investment objectives and policies.

As its fundamental policy, the Fund may not (i) issue senior securities, as defined in the 1940 Act, except to the extent permitted under the 1940 Act and except as otherwise described in the prospectus, or (ii) borrow money from banks or other entities, in excess of 33 1/3% of its total assets (including the amount of borrowings and debt securities issued); except that, the Fund may borrow from banks or other financial institutions for temporary or emergency purposes (including, among others, financing repurchases of notes and tender offers), in an amount of up to an additional 5% of its total assets.

The Fund may issue preferred stock, debt securities and other forms of leverage to the extent that immediately after their issuance, the value of the Fund’s total assets less all the Fund’s liabilities and indebtedness which are not represented by preferred stock, debt securities, or other forms of leverage being issued or already outstanding, is equal to or greater than 300% of the aggregate par value of all outstanding preferred stock (not including any accumulated dividends or other distributions attributable to such preferred stock) and the total amount outstanding of debt securities and other forms of leverage.

9.	Tax Basis of Distributions and Components of Distributable Earnings (Accumulated Losses)

During the period, there were no reclassification of gains and losses related to mortgage-backed security paydowns or reclassifications of swap periodic collections, therefore, the net investment income for tax purposes equals the net investment income per book.

Tax-Free High Grade Portfolio Target Maturity Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from July 1, 2023 to December 31, 2023 (Unaudited)

The amount of net unrealized appreciation/(depreciation) and the cost of investment securities for tax purposes was as follows:

Cost of investments for tax purposes	235,626,147
Gross appreciation	5,170,883
Gross depreciation	(14,792,768)

Net appreciation (depreciation)	$(9,621,885)

The Fund’s policy, as stated in its prospectus, is to distribute substantially all net investment income. In order to maintain a stable level of dividends, however, the Fund may at times pay more or less than the net investment income earned in a particular year.

For the period from July 1, 2023 to December 31, 2023 and for the fiscal year ended June 30, 2023, the Fund had distributed from ordinary income $3,573,194 and $7,373,773 for tax purposes, respectively. The undistributed net investment income at December 31, 2023, and June 30, 2023, was as follows:

December 31, 2023:

Undistributed net investment income for tax purposes
at the beginning of the period	$28,232,658
Net investment income for tax purposes	3,542,041
Dividends paid to common shareholders	(3,573,194)

Undistributed net investment income for tax purposes at the end of the period	$28,201,505

June 30, 2023:
Undistributed net investment income for tax purposes
at the beginning of the period	$28,020,758
Net investment income for tax purposes	7,585,673
Dividends paid to common shareholders	(7,373,773)

Undistributed net investment income for tax purposes at the end of the period	$28,232,658

The undistributed net investment income and components of total distributable earnings (accumulated losses) on a tax basis at December 31, 2023, were as follows:

Undistributed net investment income for tax purposes at the end of the period	$28,201,505
Accumulated net realized loss from investment	(75,134,347)
Unrealized net appreciation from investment	(9,621,885)

Total Distributable Earnings (Accumulated Loss)	$(56,554,727)

Tax-Free High Grade Portfolio Target Maturity Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from July 1, 2023 to December 31, 2023 (Unaudited)

10.	Risks and Uncertainties

The Fund is exposed to various types of risks, such as geographic concentration, industry concentration, non-diversification, interest rate, and credit risks, among others.

Puerto Rico Risk. The Fund’s assets are invested primarily in securities of Puerto Rico issuers. Consequently, the Fund in general is more susceptible to economic, political, regulatory or other factors adversely affecting issuers in Puerto Rico than an investment company that is not so concentrated in Puerto Rico issuers. In addition, securities issued by the Government of Puerto Rico or its instrumentalities are affected by the central government’s finances. That includes, but is not limited to, general obligations of Puerto Rico and revenue bonds, special tax bonds, or agency bonds. Over the past few years, many Puerto Rico government bonds as well as the securities issued by several Puerto Rico financial institutions have been downgraded as a result of several factors, including without limitation, the downturn experienced by the Puerto Rico economy and the strained financial condition of the Puerto Rico government. Currently, the Puerto Rico bond market is experiencing a period of volatility, with Puerto Rico bonds trading at historically lower prices and higher yields.

Conflicts of Interest. The investment advisory fee payable to the Investment Adviser during periods in which the Fund is utilizing leverage will be higher than when it is not doing so because the fee is calculated as a percentage of average weekly gross assets, including assets purchased with leverage. Because the asset base used for calculating the investment advisory fee is not reduced by aggregate indebtedness incurred in leveraging the Fund, the Investment Adviser may have a conflict of interest in formulating a recommendation to the Fund as to whether and to what extent to use leverage. This could impact the Fund’s ability to pay in the future.

UBS Asset Managers of Puerto Rico, UBS Financial Services Inc. (“UBSFS”), and their affiliates have engaged and may engage in business transactions with or related to any one of the issuers of the Fund’s investment assets, or with competitors of such issuers, as well as provide them with investment banking, asset management, trust, or advisory services, including merger and acquisition advisory services. These activities may present a conflict between any such affiliated party and the interests of the Fund. Any such affiliated party may also publish or may have published research reports on one or more of such issuers and may have expressed opinions or provided recommendations inconsistent with the purchasing or holding of the securities of such issuers. While the Fund has engaged in transactions with affiliates in the past, all transactions among Fund affiliates from the date of the Fund’s registration under the 1940 Act going forward will be done in compliance with the 1940 Act rules and prohibitions regarding affiliated transactions, or any exemptive relief granted by the SEC in respect thereof.

Investment and Market Risk. The Fund’s investments may be adversely affected by the performance of U.S. and Puerto Rico investment securities markets, which, in turn, may be influenced by a number of factors, including, among other things, (i) the level of interest rates, (ii) the rate of inflation, (iii) political decisions, (iv) fiscal policy, and (v) current events in general. Because the Fund invests in investment securities, the Fund’s NAV may fluctuate due to market conditions.

Puerto Rico and other countries and regions in which the Fund may invest where the Investment Adviser has offices or where the Fund or the Investment Adviser otherwise do business are susceptible to natural disasters (e.g., fire, flood, earthquake, storm and hurricane), epidemics/pandemics or other outbreaks of serious contagious diseases. The occurrence of a natural disaster or epidemic/pandemic could, directly or indirectly, adversely affect and severely disrupt the business operations, economies and financial markets of many countries (even beyond the site of the natural disaster or epidemic/pandemic) and could adversely affect the Fund’s

Tax-Free High Grade Portfolio Target Maturity Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from July 1, 2023 to December 31, 2023 (Unaudited)

investment program or the Investment Adviser’s ability to do business. In addition, terrorist attacks, or the fear of or the precautions taken in anticipation of such attacks, could, directly or indirectly, materially and adversely affect certain industries in which the Fund invests or could affect the countries and regions in which the Fund invests, where the Investment Adviser has offices or where the Fund or the Investment Adviser otherwise do business. Other acts of war (e.g., war, invasion, acts of foreign enemies, hostilities, and insurrection, regardless of whether war is declared) could also have a material adverse impact on the financial condition of industries or countries in which the Fund invests.

In addition, turbulence in financial markets and reduced liquidity in equity and/or fixed-income markets may negatively affect the Fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region, or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain and could affect companies worldwide. An outbreak of an infectious disease or serious environmental or public health concern could have, a significant negative impact on economic and market conditions, could exacerbate pre-existing political, social and economic risks in certain countries or regions and could trigger a prolonged period of global economic slowdown, which may impact the Fund. To the extent the Fund is overweight in certain countries, regions, companies, industries or market sectors, such positions will increase the risk of loss from adverse developments affecting those countries, regions, companies, industries, or sectors.

Credit Risk. Credit risk is the risk that debt securities or preferred stock will decline in price or fail to make dividend or interest payments when due because the issuer of the security experiences a decline in its financial condition or it otherwise decides to suspend, delay, or reduce payments. The Fund’s investments are subject to credit risk. The risk is greater in the case of securities that are rated below investment grade or rated in the lowest investment grade category.

Fixed Income Securities Generally. The yield on fixed income securities that the Fund may invest in depends on a variety of factors, including general market conditions for such securities, the financial condition of the issuer, the size of the particular offering, the maturity, credit quality and rating of the security. Generally, the longer the maturity of those securities, the higher its yield and the greater the changes in its yields both up and down. The market value of fixed income securities normally will vary inversely with changes in interest rates. The unique characteristics of certain types of securities also may make them more sensitive to changes in interest rates.

Certain issuers of fixed income securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors that may result in delays and costs to the Fund if a party becomes insolvent. It is also possible that, as a result of litigation or other conditions, the power or ability of such issuers to meet their obligations for the repayment of principal and payment of interest, respectively, may be materially and adversely affected.

Municipal Obligations Risk. Certain of the municipal obligations in which the Fund may invest present their own distinct risks. These risks may depend, among other things, on the financial situation of the government issuer, or in the case of industrial development bonds and similar securities, on that of the entity supplying the revenues that are intended to repay the obligations. It is also possible that, as a result of litigation or other conditions, the power or ability of issuers or those other entities to meet their obligations for the repayment of principal and payment of interest may be materially and adversely affected. See “Puerto Rico Risk” above.

Mortgage-Backed Securities Risk. Mortgage-backed securities (residential and commercial) represent interests in “pools’ of mortgages. Mortgage-backed securities have many of the risks of

Tax-Free High Grade Portfolio Target Maturity Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from July 1, 2023 to December 31, 2023 (Unaudited)

traditional debt securities but, in general, differ from investments in traditional debt securities in that, among other things, principal may be prepaid at any time due to prepayments by the obligors on the underlying obligations. As a result, the Fund may receive principal repayments on these securities earlier or later than anticipated by the Fund. In the event of prepayments that are received earlier than anticipated, the Fund may be required to reinvest such prepayments at rates that are lower than the anticipated yield of the prepaid obligation. The rate of prepayments is influenced by a variety of economic, geographic, demographic, and other factors, including, among others, prevailing mortgage interest rates, local and regional economic conditions, and homeowner mobility. Generally, prepayments will increase during periods of declining interest rates and decrease during periods of rising interest rates. The decrease in the rate of prepayments during periods of rising interest rates results in the extension of the duration of mortgage-backed securities, which makes them more sensitive to changes in interest rates and more likely to decline in value (this is known as extension risk). Since a substantial portion of the assets of the Fund may be invested in mortgage-backed securities, the Fund may be subject to these risks and other risks related to such securities to a significant degree, which might cause the market value of the Fund’s investments to fluctuate more than otherwise would be the case. In addition, mortgage-backed or other securities issued or guaranteed by FNMA, FHLMC or a Federal Home Loan Bank are supported only by the credit of these entities and are not supported by the full faith and credit of the U.S. Government.

Concentration Risk. The Fund may concentrate its investments in mortgage-related assets, which means that its performance may be closely tied to the performance of a particular market segment. The Fund’s concentration in these securities may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in these securities would have a larger impact on the Fund than on a fund that does not concentrate in such securities. At times, the performance of these securities will lag the performance of other industries or the broader market as a whole.

Illiquid Securities. Illiquid securities are securities that cannot be sold within a reasonable period of time, not to exceed seven days, in the ordinary course of business at approximately the amount at which the Fund has valued the securities. There presently are a limited number of participants in the market for certain Puerto Rico securities or other securities or assets that the Fund may own. That and other factors may cause certain securities to have periods of illiquidity. Illiquid securities include, among other things, securities subject to legal or contractual restrictions on resale that hinder the marketability of the securities. Certain of the securities in which the Fund intends to invest, such as shares of preferred stock, may be substantially less liquid than other types of securities in which the Fund may invest. Illiquid securities may trade at a discount from comparable, more liquid investments.

There are no limitations on the Fund’s investment in illiquid securities. The Fund may also continue to hold, without limitation, securities or other assets that become illiquid after the Fund invests in them. To the extent the Fund owns illiquid securities or other illiquid assets, the Fund may not be able to sell them easily, particularly at a time when it is advisable to do so to avoid losses.

Valuation Risk. The price the Fund could receive upon the sale of any particular investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets, including Puerto Rico, or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. Pricing services that value fixed-income securities generally utilize a range of market-based and security-specific inputs and assumptions, as well as considerations about general market conditions, to establish a price. Pricing services generally value fixed-income securities assuming orderly transactions of an

Tax-Free High Grade Portfolio Target Maturity Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from July 1, 2023 to December 31, 2023 (Unaudited)

institutional round lot size, but such securities may be held or transactions may be conducted in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Interest Rate Risk. Interest rate risk is the risk that interest rates will rise, so that the value of the securities issued by the Fund or the Fund’s portfolio investments will fall. Also, the Fund’s yield will tend to lag behind changes in prevailing short-term interest rates. In addition, during periods of rising interest rates, the average life of certain types of securities may be extended because of the right of the issuer to defer payments or make slower than expected principal payments. This may lock in a below market interest rate, increase the security’s duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk. The Fund is subject to extension risk. Conversely, during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled in order to refinance at lower interest rates, forcing the Fund to reinvest in lower yielding securities. This is known as prepayment risk. Prepayment risk applies also to the securities issued by the Fund to the extent they are redeemable by the Fund. The Fund is subject to prepayment risk. This tendency of issuers to refinance debt with high interest rates during periods of declining interest rates may reduce the positive effect of declining interest rates on the market value of the Fund’s securities. Finally, the Fund’s use of leverage by the issuance of preferred stock, debt securities, and other instruments may increase the risks described above.

Leverage Risk. Some transactions may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose the Fund to greater risk and increase its costs. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet applicable requirements of the 1940 Act and the rules thereunder. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

Risks of Reverse Repurchase Agreements. The Fund may engage in reverse repurchase agreements which are collateralized loan transactions in which the Fund sells a portfolio security to a counterparty in exchange for cash and agrees to buy it back at a specified time and price in a specified currency. The counterparty can repledge or rehypothecate the collateral securities to a third party, provided they are delivered to the Fund upon maturity of the reverse repurchase agreement. Reverse repurchase agreements involve various risks to the Fund. Reverse repurchase agreements are subject to counterparty risk that the buyer of the securities sold by the Fund, or the counterparty to which the buyer rehypothecates the collateral securities, may be unable to deliver the securities at the agreed upon terms when the Fund seeks to repurchase the collateral. In that case, the Fund may be unable to purchase the securities on the open market or only at a higher cost, possibly resulting in an investment loss to the Fund. The collateral securities in the reverse repurchase agreement are also subject to market risk. An increase in interest rates that causes a decrease in the market value of the securities can lead the lenders to require the Fund to post additional collateral at a time when it may not be in the best interest of the Fund to do so.

Special Risks of Hedging Strategies. The Fund may use a variety of derivatives instruments including securities options, financials futures contracts, options on futures contracts and other interest rate protection transactions such as swap agreements, to attempt to hedge its portfolio of assets and enhance its return. In particular, the Fund generally uses derivative instruments to hedge against variations in the borrowing cost of the Fund’s leverage program. Successful use of most derivatives instruments depends upon the Investment Adviser’s ability to predict movements of the overall securities and interest rate markets. There is no assurance that any particular hedging strategy adopted will succeed or that the Fund will employ such strategy with respect to all or any

Tax-Free High Grade Portfolio Target Maturity Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from July 1, 2023 to December 31, 2023 (Unaudited)

portion of its portfolio. Some of the derivative strategies that the Fund may use to enhance its return are riskier than its hedging transactions and have speculative characteristics. Such strategies do not attempt to limit the Fund’s risk of loss.

SEC Rule 18f-4. The SEC has adopted a rule to regulate the use of derivatives by registered investment companies. The rule limits the ability of the Fund to invest or remain invested in covered call options, to the extent that covered call options are deemed to involve derivatives. From its compliance date going forward, the rule also limits the Fund’s ability to utilize reverse repurchase agreements. The compliance period for Rule 18f-4 commenced on August 19, 2022. Since the Fund does not hold any derivatives as of December 31, 2023, Rule 18f-4 has no impact on the Fund.

11.	Commitments and Contingencies

The Fund, its Board, UBSFS, and UBSTC are subject to legal proceedings, claims, and litigation arising in the ordinary course of business. While the outcome of these matters is currently not determinable, management does not expect that the ultimate outcome of these matters will have a material adverse effect on the Fund’s financial position, results of operations or cash flows. Management of UBSFS and UBSTC have informed the Fund of its belief that the resolution of such matters is not likely to have a material adverse effect on the ability of UBS Asset Managers of Puerto Rico and UBSTC to perform under their respective contracts with the Fund.

On February 5, 2014, a shareholder derivative action was filed in Puerto Rico Commonwealth court against UBSFS, UBSTC, and all current and certain former members of the Board of such investment companies, and those investment companies as nominal defendants (including the Fund), alleging that the Fund suffered hundreds of millions of dollars in losses due to alleged mismanagement, concealment of conflicts of interest, and improper recommendations by certain defendants to retail customers to use credit lines to purchase Fund shares. After seven years of litigation, with the case still being in the discovery phase, the parties executed a settlement agreement resolving all legal claims on December 10, 2021. Pursuant to the agreed-upon settlement stipulation, UBS Financial Services Inc. and UBSFS funded an escrow account with $15,000,000 (the “Settlement Fund”). The corresponding Settlement Fund, comprised of (i) the original amount plus any interest earned thereon and (ii) net of an attorney fee award in the amount of 33% of the aggregate amount of principal and accrued interest, will be allocated among the various nominal defendants (including the Fund) pro rata, based upon the market value of their respective holdings of bonds issued by Puerto Rico issuers as of January 31, 2014. On August 26, 2022, final judgment based on the settlement agreement was entered by the Puerto Rico Commonwealth Court. Since the court has failed to issue an order regarding the allocation of litigation expenses, the parties agreed on the distribution of the portion of the Settlement Fund over which there is no controversy, and that portion of the Settlement Fund was distributed to the Fund and recognized as other income. The Court has yet to decide the issue. Until then, the portion of the Settlement Fund at issue will remain in the escrow account.

12.	Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses for indemnification and expects the risk of loss to be remote.

13.	Subsequent Events

Events and transactions from January 1, 2024, through February 29, 2024 (the date the semi-annual financial statements were available to be distributed), have been evaluated by management for subsequent events. Management has determined that there were no material events that would

Tax-Free High Grade Portfolio Target Maturity Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from July 1, 2023 to December 31, 2023 (Unaudited)

require adjustment to or additional disclosure in the Fund’s financial statements through this date, except as disclosed below.

Dividends:

On January 31, 2024, the Board, acting through the Dividend Committee, declared an ordinary net investment income dividend of $0.01526 per common share, totaling $595,532 and payable on February 12, 2024, to common shareholders of record as of January 31, 2024.

OTHER INFORMATION (Unaudited)

Shareholder Meeting for the fiscal year ended June 30, 2023

The Annual Meeting of Shareholders was held on October 16, 2023 (the “2023 Annual Meeting”). The voting results for the proposals considered at the 2023 Annual Meeting were as follows:

1.

Election of Directors. The stockholders of the Fund elected José J. Villamil and Carlos V. Ubiñas to the Board of Directors to serve for a term expiring on the date of which the annual meeting of stockholders is held in 2026 or until their successors are elected and qualified.

Name of Director	Votes cast “For”	Votes “Against/Withheld”
José J. Villamil	29,238,118	8,880,606
Carlos V. Ubiñas	28,252,933	9,865,791

Statement Regarding Availability of Quarterly Portfolio Schedule

Until the registration under the 1933 Act becomes effective, the Fund is not required to submit Form N-PORT with the SEC. After registration becomes effective, the Fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports will be available on the SEC’s website at http://www.sec.gov. The quarterly schedule of portfolio holdings will be made available upon request by calling 787-250-3600.

Statement Regarding Availability of Proxy Voting Policies and Procedures and Record

A description of the Fund’s policies and procedures that are used by the Investment Adviser to vote proxies relating to the Fund’s portfolio securities and information regarding how the Investment Adviser voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available, without charge, upon request, by calling 787-250-3600 and on the SEC’s website at http://www.sec.gov.

INVESTMENT ADVISER

UBS Asset Managers of Puerto Rico,

a division of UBS Trust Company of Puerto Rico

250 Muñoz Rivera Avenue, 10th Floor

San Juan, Puerto Rico 00918

ADMINISTRATOR, TRANSFER AGENT, AND CUSTODIAN

UBS Trust Company of Puerto Rico

250 Muñoz Rivera Avenue, 10th Floor

San Juan, Puerto Rico 00918

U.S. LEGAL COUNSEL

Sidley Austin LLP

787 Seventh Avenue

New York, New York 10019

INDEPENDENT AUDITORS

Ernst & Young LLP

One Manhattan West,

New York, NY 10001

DIRECTORS AND OFFICERS

Carlos V. Ubiñas

Director, Chairman of the Board and President

Agustín Cabrer-Roig

Director

Carlos Nido

Director

Vicente J. León

Director

Luis M. Pellot-González

Director

Clotilde Pérez

Director

José J. Villamil

Director

Leslie Highley, Jr.

Senior Vice President

William Rivera

First Vice President and Treasurer

Javier Rodríguez

Assistant Vice President and Assistant Treasurer

Heydi Cuadrado

Assistant Vice President

Gustavo Romanach

Assistant Vice President

Liana Loyola, Esq.

Secretary

Remember that:

•	Mutual Fund’s units are not bank deposits or FDIC insured.
•	Mutual Fund’s units are not obligations of or guaranteed by UBS Financial Services Inc. or any of its affiliates.
•	Mutual Fund’s units are subject to investment risks, including possible loss of the principal amount invested.

(This Page Intentionally Left Blank)

TAX-FREE HIGH GRADE PORTFOLIO

 TARGET MATURITY FUND FOR

PUERTO RICO RESIDENTS, INC.

(b)  Not applicable.

Item 2. Code of Ethics.

Item applicable only to annual report on Form N-CSR.

Item 3. Audit Committee Financial Expert.

Item applicable only to annual report on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Item applicable only to annual report on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

(a)   Not applicable.

(b)   Not applicable.

Item 6. Investments.

(a)   Schedule of Investments is included as part of the report to shareholders included under Item 1 of this Form N-CSR.

(b)  Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Item applicable only to annual report on Form N-CSR.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Item applicable only to annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no repurchases of common shares by the Tax-Free High Grade Portfolio Target Maturity Fund for Puerto Rico Residents, Inc. (the “Fund” or the “Registrant”) for the period covered by this Form N-CSR filing.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors during the period covered by this Form N-CSR filing.

Item 11. Controls and Procedures.

(a)  The Fund’s principal executive and principal financial officers have concluded that the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)  There were no changes in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Item applicable only to annual report on Form N-CSR.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	The certifications required by Rule 30a-2(a) under the 1940 Act are filed herewith.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	The certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TAX-FREE HIGH GRADE PORTFOLIO TARGET MATURITY FUND FOR PUERTO RICO RESIDENTS, INC.

By:	/s/ Carlos V. Ubiñas
Carlos V. Ubiñas
President

Date:	March 7, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Carlos V. Ubiñas
Carlos V. Ubiñas
President

Date:	March 7, 2024

By:	/s/ William Rivera
William Rivera
First Vice President and Treasurer

Date:	March 7, 2024